Exhibit 10.1

AMENDMENT TO PURCHASE

AND SALE AGREEMENT

[Georgia Portfolio]

This Amendment to Purchase and Sale Agreement (this “Amendment”) is effective as of November 24, 2021 (the “Effective Date”), and is entered into by and between by and among GASTONE MOUNTAIN SNF HOLDINGS LLC, a Delaware limited liability company, GAJASPER SNF HOLDINGS LLC, a Delaware limited liability company, GADECATUR SNF HOLDINGS LLC, a Delaware limited liability company, GAFAIRBURN SNF HOLDINGS LLC, a Delaware limited liability company, GACHATSWORTH SNF HOLDINGS LLC, a Delaware limited liability, GACARTERSVILLE SNF HOLDINGS LLC, a Delaware limited liability company, GACALHOUN SNF HOLDINGS LLC, a Delaware limited liability company, and 4595 CANTRELL ROAD, LLC, a Delaware limited liability company (collectively “Seller”), and SUMMIT HEALTHCARE REIT, INC. a Maryland corporation, or its assignee (“Buyer”).

RECITALS

A.       Seller and Buyer entered into that certain Purchase and Sale Agreement dated November 20, 2020 (the “Agreement”), pursuant to which Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, certain Property located in the State of Georgia, as more particularly described in the Agreement.

B.       Pursuant to that letter dated April 7, 2021, the Agreement was terminated and the Initial Deposit was refunded to Buyer.

C.       Seller and Buyer desire to reinstate the Agreement and amend the Agreement on the terms and conditions set forth in this Amendment.

AGREEMENT

In consideration of the respective agreements hereinafter set forth, Seller and Buyer agree as follows:

1.       Defined Terms. All initially capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.       Reinstatement of Agreement. Seller and Buyer hereby agree that the Agreement is reinstated effective as of the Effective Date listed in this Amendment, and the Effective Date listed in this Amendment shall be deemed the “Effective Date” for the purposes of the Agreement. The Agreement is in full force and effect subject to the terms and conditions of this Amendment.

3.       Deposit. Within two (2) business days after the execution of this Amendment, Buyer shall deliver to Escrow Agent the Initial Deposit which shall be held in accordance with the provisions of Section 3(c) of the Agreement.

4.       Due Diligence Period. Notwithstanding anything to the contrary in the Agreement, the Due Diligence Period shall expire on November 29, 2021.

5.       Closing. The first sentence of Section 4 of the Agreement is hereby deleted in its entirety and replaced with the following:

“The closing of the purchase and sale transactions pursuant to this Agreement (“Closing”) shall occur on or before December 30, 2021 (the “Closing Date”).”

6.       Decatur Property (East Lake Arbor). Seller and Buyer agree that the Decatur Property shall be included with the other Property at the Closing, and Buyer shall have no right to elect to close on the Decatur Property at a later date. As such, the following provisions of the Agreement are hereby deleted: Section 3(e), Section 4 (last sentence only), and Section 12(a)(vii).

7.       Critical Repairs. Seller and Buyer acknowledge and agree that Critical Repairs were identified in the Buyer’s Title Objection Notice dated January 11, 2021, and the list of Critical Repairs is hereby attached as Schedule 6(f).

8.        Other Provisions. The (i) representations and warranties of Seller set forth in Section 8 of the Agreement, (ii) representations and warranties of Buyer set forth in Section 9 of the Agreement, (iii) the covenants of Seller set forth in Section 10 of the Agreement, and (iv) the covenants of Buyer set forth in Section 11 of the Agreement, are made and committed as of the date of this Amendment.

9.       HUD Payoff. Seller shall order HUD pay-off letters in a timely manner in order to facilitate Closing on the Closing Date.

10.     Counterparts. This Amendment may be executed in counterparts, each of which will constitute an original, but all of which together will constitute one and the same instrument. The parties agree that a signed copy of this Amendment transmitted by one party to the other party(ies) by facsimile or electronic transmission will be binding upon the sending party to the same extent as if it had delivered a signed original of this Amendment.

11.     Miscellaneous. All references in this Amendment to the Agreement shall be deemed to refer to the Agreement, as modified by the terms of this Amendment. In the event of a conflict between the terms and provisions of the Agreement and the terms and conditions of this Amendment, the terms and provisions of this Amendment shall prevail. As amended herein, the Agreement remains in full force and effect and is hereby ratified by the parties.

[Signatures on the following pages]

IN WITNESS WHEREOF, Seller and Buyer have entered into this Amendment as of the Effective Date.

“SELLER”:

GASTONEMOUNTAINSNFHOLDINGSLLC		GAJASPERSNFHOLDINGSLLC

By:	/s/Oberlander	By:	/s/Oberlander
Name:		Name:
Its:		Its:

GADECATURSNFHOLDINGSLLC		GAFAIRBURNSNFHOLDINGSLLC

By:	/s/Oberlander	By	:/s/Oberlander
Name:		Name:
Its:		Its:

GACHATSWORTHSNFHOLDINGSLLC		GACARTERSVILLESNFHOLDINGSLLC

By:	/s/Oberlander	By:	/s/Oberlander
Name:		Name:
Its:		Its:

GACALHOUNSNFHOLDINGSLLC		4595CANTRELLROADLLC

By:	/s/Oberlander	By:	/s/Oberlander
Name:		Name:
Its:

“BUYER”:

SUMMIT HEALTHCARE REIT, INC., a Maryland corporation

By:	/s/ Kent Eikanas
Kent Eikanas, President & COO

SCHEDULE 6(f)

CRITICAL REPAIRS